OREGON SUPPLEMENT DATED JANUARY 24, 1997
                    TO PROSPECTUS DATED DECEMBER 9, 1996 FOR

                   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

                             VARIABLE UNIVERSAL LIFE


This supplement applies to Contracts issued in the state of Oregon.

The first bullet in the second box on page 3 is revised to read:

     "less a charge of up to 7.5% of the premiums paid for administrative expenses."

The ALLOCATION OF PREMIUMS section on page 11 is revised to read:

     "On the Contract date, the charge for sales expenses and the premium based administrative charge are deducted from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the subaccounts and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. To the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page 12.

     The charge for sales expenses and the premium based administrative charge also apply to all subsequent premium payments. The remainder will be placed when received by Pruco Life in the subaccount[s] or the fixed-rate option, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Pruco Life Home Office or by telephoning that Home Office, unless you ask that transfers by telephone not be made. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%."

Paragraph (a) under DEDUCTIONS FROM PREMIUM PAYMENTS on page 12 is revised to read:

     "An administrative charge of 3.75% is deducted from each premium payment. This charge is intended to compensate us for paying taxes attributable to premiums. Pruco Life reserves the right to increase this administrative charge up to 7.5% of each premium payment."


VULOR-SUP Ed. 1-97  Catalog No. 64M9454